Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Durata Therapeutics, Inc.:

We consent to the use of our report incorporated by reference herein.

/s/KPMGLLP

Chicago, Illinois

September 30, 2014